Exhibit 99.1


                          BARTER BUSINESS EXCHANGE INC.

                          INDEPENDENT AUDITOR'S REPORT

                                       and

                        CONSOLIDATED FINANCIAL STATEMENTS

                           FEBRUARY 28, 1999 AND 1998

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders and Board of Directors of Barter Business Exchange Inc.

We have audited the accompanying consolidated balance sheet of Barter Business Exchange Inc. and Subsidiaries as of February 28, 1999 and 1998 and the related consolidated statements of operations, stockholders' deficit, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Barter Business Exchange Inc. and Subsidiaries as of February 28, 1999 and 1998, and the results of their operations and their cash flows for the years then ended, in accordance with generally accepted accounting principles.




/s/ Moss Adams LLP
Seattle, Washington
April 17, 1999

                                                   BARTER BUSINESS EXCHANGE INC.
                                                      CONSOLIDATED BALANCE SHEET
                                                      FEBRUARY 28, 1999 AND 1998
--------------------------------------------------------------------------------


                                     ASSETS

                                                                                       1999                 1998
                                                                               ------------------   ------------------
CURRENT ASSETS
   Cash and cash equivalents                                                     $      36,000        $      99,600
   Accounts receivable, net of allowance for doubtful accounts of $92,800
     in 1999 and $70,600 in 1998                                                       281,100              299,400
   Inventory                                                                           310,400              271,600
   Other current assets                                                                  9,200                9,800
                                                                               ------------------   ------------------
       Total current assets                                                            636,700              680,400
                                                                               ------------------   ------------------
EQUIPMENT AND LEASEHOLDS, net                                                          274,900              142,100
                                                                               ------------------   ------------------
OTHER ASSETS
   Investment                                                                           26,500               70,200
   Intangible assets                                                                    88,800               85,500
                                                                               ------------------   ------------------
                                                                                       115,300              155,700
                                                                               ------------------   ------------------
         Total Assets                                                            $   1,026,900        $     978,200
                                                                               ==================   ==================

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
   Accounts payable                                                              $      93,000        $      61,100
   Accrued liabilities                                                                  22,300               12,400
   Unearned revenue                                                                    186,300              206,000
   Trade dollars issued in excess of earned                                          1,980,500            1,499,600
   Current portion of long-term obligations                                             26,800               21,400
                                                                               ------------------   ------------------
         Total current liabilities                                                   2,308,900            1,800,500
                                                                               ------------------   ------------------

LONG-TERM OBLIGATIONS, net of current portion                                           71,800                    -
                                                                               ------------------   ------------------

COMMITMENTS (Note 10)

STOCKHOLDERS' DEFICIT
   Common stock                                                                              -                    -
   Accumulated deficit                                                              (1,428,200)            (844,900)
   Accumulated other comprehensive income, net of tax                                   74,400               22,600
                                                                               ------------------   ------------------
                                                                                    (1,353,800)            (822,300)
                                                                               ------------------   ------------------
         Total Liabilities and Stockholders' Deficit                             $   1,026,900        $     978,200
                                                                               ==================   ==================



See accompanying notes                                                         2

                                                   BARTER BUSINESS EXCHANGE INC.
                                            CONSOLIDATED STATEMENT OF OPERATIONS
                                          YEARS ENDED FEBRUARY 28, 1999 AND 1998
--------------------------------------------------------------------------------



                                                                                      1999                 1998
                                                                               -----------------    ------------------
REVENUE                                                                          $   2,731,500        $   2,535,800
COST OF REVENUE                                                                        584,200              597,700
                                                                               -----------------    ------------------
   Gross profit                                                                      2,147,300            1,938,100
                                                                               -----------------    ------------------
OPERATING EXPENSES
   Selling, general and administrative                                               2,487,600            2,335,400
   Depreciation and amortization                                                       105,800               83,000
                                                                               -----------------    ------------------
                                                                                     2,593,400            2,418,400
                                                                               -----------------    ------------------
Loss from operations                                                                  (446,100)            (480,300)
                                                                               -----------------    ------------------
OTHER EXPENSE
   Interest expense                                                                    (23,200)             (21,400)
   Other                                                                               (77,600)                   -
                                                                               -----------------    ------------------
                                                                                      (100,800)             (21,400)
                                                                               -----------------    ------------------
NET LOSS                                                                         $    (546,900)       $    (501,700)
                                                                               =================    ==================





See accompanying notes.                                                        3

                                                   BUSINESS BARTER EXCHANGE INC.
                                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIT
                                          YEARS ENDED FEBRUARY 28, 1999 AND 1998
--------------------------------------------------------------------------------



                                                                                          Accumulated
                                       Common Stock                                          Other
                                    -------------------      Accumulated  Comprehensive  Comprehensive
                                    Shares       Amount        Deficit         Income         Income            Total
                                 ------------  ------------  -----------  -------------  ----------------    -----------

BALANCE, February 28, 1997              200     $       -    $  (343,200)  $        -     $        -       $  (343,200)

Net loss                                  -             -       (501,700)    (501,700)             -          (501,700)

Foreign currency translation
   adjustments, net of tax
   expense of $18,700                     -             -              -       22,600         22,600            22,600
                                                                          =============
Comprehensive income                      -             -              -   $ (479,100)             -                 -
                                 ------------  ------------  -----------  =============  ----------------    -----------

BALANCE, February 28, 1998              200             -       (844,900)                     22,600          (822,300)

Net loss                                  -             -       (546,900)    (546,900)                        (546,900)

Foreign currency translation
   adjustments, net of tax
   expense of $41,500                     -             -              -       51,800         51,800            51,800
                                                                          =============

Comprehensive income                      -             -              -   $ (495,100)             -                 -
                                                                          =============

Cash dividends paid                       -             -        (36,400)                          -           (36,400)
                                 ------------  ------------  -----------                 ----------------    -----------

BALANCE, February 28, 1999              200     $       -    $(1,428,200)                 $   74,400       $(1,353,800)
                                 ============  ============  ============                ================  =============




See accompanying notes.                                                        4

                                                   BARTER BUSINESS EXCHANGE INC.
                                            CONSOLIDATED STATEMENT OF CASH FLOWS
                                          YEARS ENDED FEBRUARY 28, 1999 AND 1998
--------------------------------------------------------------------------------



                                                                                          1999                1998
                                                                                    -----------------    ---------------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                                         $    (546,900)      $    (501,700)
   Adjustments to reconcile net loss to cash from operating activities
     Depreciation and amortization                                                        105,800              83,000
     Loss on disposal of equipment                                                         45,100                   -
     Write-down of investment                                                              43,700                   -
     Non-compete agreement                                                                (43,500)                  -
     Net change in operating assets and liabilities
       Accounts receivable                                                                 18,300               6,900
       Inventory                                                                          (38,800)           (118,100)
       Other current assets                                                                   600              57,000
       Accounts payable                                                                    31,900             (34,600)
       Accrued liabilities                                                                  9,900             (36,500)
       Unearned revenue                                                                   (19,700)             15,800
       Trade dollars issued in excess of earned                                           480,900             655,400
                                                                                    -----------------    ---------------
                                                                                           87,300             127,200
                                                                                    -----------------    ---------------
CASH FLOWS FROM INVESTING ACTIVITIES
   Investment in common stock                                                                   -             (70,200)
   Purchase of equipment and leaseholds                                                  (231,100)            (59,000)
                                                                                    -----------------    ---------------
                                                                                         (231,100)           (129,200)
                                                                                    -----------------    ---------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Borrowings on long-term obligations                                                     87,400                   -
   Repayment of long-term obligations                                                     (34,900)            (50,600)
   Dividends paid to company's stockholders                                               (36,400)                  -
                                                                                    -----------------    ---------------
                                                                                           16,100             (50,600)
                                                                                    -----------------    ---------------
EFFECT OF EXCHANGE RATE CHANGES                                                            64,100              40,800
                                                                                    -----------------    ---------------
NET CHANGE IN CASH                                                                        (63,600)            (11,800)

CASH AND CASH EQUIVALENTS, beginning of year                                               99,600             111,400
                                                                                    -----------------    ---------------
CASH AND CASH EQUIVALENTS, end of year                                              $      36,000       $      99,600
                                                                                    =================    ===============
NON-CASH FINANCING ACTIVITIES
   Purchase of equipment through capital lease obligations                          $      26,700       $           -
                                                                                    =================    ===============





See accompanying notes.                                                        5

                                                   BARTER BUSINESS EXCHANGE INC.
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                      FEBRUARY 28, 1999 AND 1998
--------------------------------------------------------------------------------


Note 1 -  Description of Business

          The Company operates as a trade exchange offering bartering services for retail, professional, media and corporate clients. Operations are primarily transacted in the Canadian provinces of Ontario and British Columbia. The Company is incorporated in the province of Ontario, Canada. The Company acts as a third-party record-keeper of clients' transactions and balances, which are denominated in Trade Dollars. A Trade Dollar is an accounting unit used to record the value of trades as determined by the buying and selling parties in barter transactions. Trade Dollars denote the right to receive goods or services available from other clients or the obligation to provide goods or services to other clients. Trade Dollars may not be redeemed for cash. Trade Dollars are not legal tender, securities, or commodities. Clients pay cash and Trade Dollar fees and commissions to the Company. The Company typically receives a cash commission on all transactions charging both the buyer and seller 5% on the purchase and sale.

          Subsequent to February 28, 1999 the remaining shareholder of the Company entered into an agreement to sell 100% of the outstanding shares to Ubarter.com Inc. (formerly International Barter Corp.).


Note 2 -  Summary of Significant Accounting Policies

          Principles of Consolidation - The consolidated financial statements include the accounts of the Company, its wholly-owned subsidiary Vancouver Barter Business Exchange Inc., and its 50% owned subsidiary Barter Business Exchange (Windsor) Inc. All intercompany transactions and balances have been eliminated.

          Functional Currency and International Operations - The functional currency of the Company is the local currency, the Canadian dollar. The financial statements are translated to United States dollars using year-end rates of exchange for assets and liabilities, and average rates of exchange for the year for revenues, costs, and expenses. Translation gains, which are net of tax, are deferred and accumulated as a component of shareholders equity.

          Trade Dollar Transactions - The Company uses the ratio of one Trade Dollar to one Canadian dollar in measuring and accounting for purchases and sales. This one-for-one ratio is the pervasive standard with the Company and throughout the barter industry. The Company does not recognize any accounting implications if differences are observed between trade dollar and Canadian dollar prices that are within reasonable ranges that might exist between prices of similar Canadian dollar transactions.

          The negative Trade Dollar balance of the Company is shown as a liability in the balance sheet. This occurs as a result of the Company "borrowing" trade dollars through the issuance of Trade Dollars in excess of the amounts earned by the Company.

          Cash and Cash Equivalents - The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

          Inventory - Inventories are stated at lower of cost (first-in, first-out basis) or market.

          Revenue Recognition - The Company recognizes revenue equal to the cash to be received from the commission earned when the buyer and seller have made an unconditional commitment to complete the transaction and the Company has debited and credited the appropriate account. Revenue is recognized for quarterly administrative fees after the fees have been earned. Initiation and annual renewal fees are nonrefundable, and are deferred and included in income over a twelve month period.

                                                   BARTER BUSINESS EXCHANGE INC.
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                      FEBRUARY 28, 1999 AND 1998
--------------------------------------------------------------------------------

Note 2 -  Summary of Significant Accounting Policies (Continued)

          Depreciation - Equipment and leaseholds are stated at cost. Depreciation is computed under accelerated methods over the estimated useful lives of the assets, generally five to seven years. Leasehold improvements are amortized on a straight-line basis over the term of the lease.

          Intangible Assets - Goodwill represents the excess of the purchase price over the fair value of assets acquired and is being amortized on a straight-line basis over 5 years. Total goodwill of $111,800 is stated net of accumulated amortization of $52,100 and $26,300 at February 28, 1999 and 1998, respectively.

          In January 1999, the Company entered into a non-competition agreement with a former shareholder, which is being amortized over the six month life of the agreement. Accumulated amortization on the $43,500 agreement amounted to $14,400 at February 28, 1999.

          Income Taxes - Income taxes are computed using the asset and liability method. Under this method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, requires a valuation allowance against deferred tax assets if, based on the weight of available evidence, it is more likely than not that some or all of its deferred tax assets will not be realized.

          Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

          Concentration of Credit Risk - Financial instruments that potentially subject the Company to significant concentration of credit risk consist primarily of cash and accounts receivable. Cash is deposited with high credit, quality financial institutions. Accounts receivable are typically unsecured and are derived from revenues earned from customers primarily located in Canada. The Company performs ongoing credit evaluations of its customers and maintains reserves for potential credit losses; historically, such losses have been within management's expectations. At February 28, 1999 and 1998, no one customer accounted for 10% or more of the accounts receivable balance.

          Fair Value of Financial Instruments - The Company's financial instruments, including cash, accounts receivable, accounts payable, notes payable and capital lease obligations are carried at cost, which approximates their fair value because of the short-term maturity of these instruments.

          Advertising - The Company recognizes advertising expenses in accordance with Statement of Position 93-7, Reporting on Advertising Costs. As such, the Company expenses the cost of communicating advertising in the period in which the advertising space or airtime is used. Advertising expenses amounted to $202,700 and $220,542 for the years ended February 28, 1999 and 1998, respectively.

          Comprehensive Income - In June 1997, the Financial Accounting Standards Board (FASB) issued SFAS 130, Reporting Comprehensive Income, which was adopted by the Company in the first quarter of fiscal 1999. SFAS 130 establishes standards for reporting comprehensive income and its components in a financial statement. Comprehensive income as defined includes all changes in equity (net assets) during a period from non-owner sources. Accumulated other comprehensive income consists of the cumulative translation adjustment resulting from the translation of the Company's functional currency, the Canadian dollar, to its reporting currency, the United States dollar.

                                                   BARTER BUSINESS EXCHANGE INC.
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                      FEBRUARY 28, 1999 AND 1998
--------------------------------------------------------------------------------


Note 2 -  Summary of Significant Accounting Policies (Continued)

          Recent Accounting Pronouncements - In March 1998, the American Institute of Certified Public Accountants issued Statement of Position 98-1 (SOP 98-1), Accounting for the Costs of Computer Software
          Developed or Obtained for Internal Use. This standard requires companies to capitalize qualifying computer software costs incurred during the application development stage; such costs are amortized over the software's estimated useful life. SOP 98-1 is effective for fiscal years beginning after December 15, 1998. The Company does not expect adoption of SOP 98-1 will have a material impact on its consolidated financial statements.


Note 3 -  Equipment and Leaseholds

          Equipment and leaseholds consists of the following at February 28:


                                                                                  1999              1998
                                                                           -----------------   ---------------
         Computers and equipment                                            $      245,900     $      187,100
         Furniture and fixtures                                                    140,400             75,300
         Leasehold improvements                                                     46,700             72,700
                                                                           -----------------   ---------------

         Less accumulated depreciation and amortization                            433,000            335,100
                                                                                  (158,100)          (193,000)
                                                                           -----------------   ---------------
                                                                            $      274,900     $      142,100


          Leaseholds improvements under capital lease totaled $26,700, and related accumulated amortization was $4,800 as of February 28, 1999. There were no assets under capital lease as of February 28, 1998.


Note 4 -  Investment

          During 1999 the Company wrote down an investment in common stock of another company, which was historically recorded at cost. The write down of $40,100 is included in other expense, and reduced the carrying value of the investment. The carrying value was further reduced $3,600 due to currency translation, with the offsetting effect included in other comprehensive income.


Note 5 -  Note Payable to Bank

          The Company has a $67,000 revolving note payable with a bank. The note payable is subject to annual renewal. As of February 28, 1999 and 1998, no borrowings were outstanding. Borrowings made throughout the year on the line of credit are secured by cash and cash equivalents on deposit with the bank.

                                                   BARTER BUSINESS EXCHANGE INC.
                                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                                      FEBRUARY 28, 1999 AND 1998
--------------------------------------------------------------------------------


Note 6 -  Long-Term Obligations



                                                                                   1999              1998
                                                                             ----------------   -------------

          Note payable to bank, interest at prime plus 2 1/2%, payable       $      73,800      $         -
          in monthly  installments  of $1,400 plus interest,  maturing
          July 2004,  partially  guaranteed by the  stockholder and is collateralized by substantially all assets of the Company

          Capital lease for leasehold improvements, due in monthly
          installments of $900, including imputed interest of 19%, due
          December 2001                                                      $      21,800      $         -

          Notes payable to bank, paid in full during 1999                    $           -           21,400

          Other                                                                      3,000      $         -

                                                                                    98,600           21,400

          Less current portion                                                     (26,800)         (21,400)

                                                                             $      71,800      $         -
                                                                             ================   =============

          Maturities of long-term obligations for future years ending February 28 are as follows:


                                                               Principal         Capital Lease
                                                               Payments           Obligation             Total
                                                               --------           ----------             -----
         2000                                               $    19,800         $    10,800         $    30,600
         2001                                                    16,700              10,800              27,500
         2002                                                    16,700               7,600              24,300
         2003                                                    16,700                   -              16,700
         2004                                                     6,900                   -               6,900
                                                               --------           ----------            --------
                                                                 76,800              29,200             106,000
         Less amount representing interest                            -              (7,400)             (7,400)
                                                               ========           ==========            ========
                                                            $    76,800         $    21,800         $    98,600
                                                               ========           ==========            ========


Note 7 -  Trade Dollars Issued In Excess Of Earned

          In accordance with the guidelines established by the International Reciprocal Trade Association, Barter Business Exchange Inc. has the right to borrow from the exchange and spend within the exchange systems. Such a practice is used by barter exchanges, worldwide, to cover inventory purchases, capital purchases, operating expenses and to control the supply of trade units (money) in the exchange economy. At February 28, 1999 and 1998, the Company had expended $1,980,500 and $1,499,600 Trade Dollars respectively, in excess of the amount of Trade Dollars earned by the Company.

Note 8 -  Capital Stock

          The Company has three classes of no-par value common stock: Common, Class B, and Class C. The three classes of stock have an unlimited number of shares authorized, Common has 200 shares outstanding, Class B and Class C have zero shares outstanding. Class B shares have preference in dividend, redemption, and liquidation over Common and Class C. Class C has preference over Common. Class C and Class B have no voting rights.

Note 9 - Income Taxes

          The following reconciliation of the difference between the actual benefit for income taxes and the benefit computed by applying the Canadian statutory rate to income before income taxes:


                                                                             1999                 1998
                                                                        -----------------    --------------
        Benefit at statutory rate                                       $       158,600    $       145,500
        Permanent differences                                                   (16,300)           (15,900)
        Provincial taxes                                                         84,800             77,800
        Change in valuation allowance                                          (227,100)          (207,400)
                                                                        $             -    $             -

          Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of the net deferred income tax assets, including effects of currency translations, are as follows at February 28:


                                                                               1999               1998
                                                                        -----------------    --------------
        Deferred tax assets
          Property and equipment                                        $       2,900        $      3,100
          Income recognition methods                                                  -            90,600
          Net operating loss carryforwards                                    533,500             234,200
                                                                              536,400             327,900
          Valuation allowance                                                (536,400)           (327,900)
                                                                        $           -        $          -


          The Company has accumulated net operating loss carryforwards as of February 28, 1999 and 1998 of approximately $1,212,200 and $531,800, respectively, which can be offset against future income taxes payable. These loss carryforwards expire at various dates beginning in 2000 through 2006.


Note 10 - Commitments

          The Company leases office space under non-cancelable operating leases expiring in May 2003. Future minimum lease payments under the lease terms are as follows for the years ended February 28:

           2000                                           $     108,000
           2001                                                  91,400
           2002                                                  79,300
           2003                                                  75,500
           2004                                                  18,900
                                                          -------------
                                                          $     373,100
                                                          =============

          Rent expense amounted to $80,500 and $97,400 for the years ended February 28, 1999 and 1998, respectively.